POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 26, 1996, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 1996.

                              /s/ Charles M. Harper


                              POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 26, 1996, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 1996.

                              /s/ Robert A. Krane



                              POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 26, 1996, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 1996.

                              /s/ Gerald Rauenhorst



                              POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 26, 1996, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 1996.

                              /s/ Carl E. Reichardt



                              POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 26, 1996, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 1996.

                              /s/ Ronald W. Roskens



                              POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 26, 1996, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 1996.

                              /s/ Marjorie Scardino



                              POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 26, 1996, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 1996.

                              /s/ Walter Scott, Jr.



                              POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 26, 1996, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 1996.

                              /s/ William G. Stocks



                              POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 26, 1996, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 1996.

                              /s/ Jane J. Thompson



                              POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 26, 1996, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 1996.

                              /s/ Frederick B. Wells


                             POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 26, 1996, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 1996.

                              /s/ Thomas R. Williams

                              POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 26, 1996, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 1996.

                              /s/ Clayton Yeutter